UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

Emclaire Financial Corp.

(Name of Registrant as Specified In Its Charter)

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A Subsidiary of Emclaire Financial Corp

FOR INTERNAL USE ONLY

TO:	All Employees

FROM:	William C. Marsh
Chairman, President and Chief Executive Officer

DATE:	March 24, 2022

RE:	Merger with The Farmers National Bank of Canfield (FMNB)

I am pleased to announce that Emclaire Financial Corp and The Farmers National Bank of Emlenton have agreed to merge with Farmers National Banc Corp. and The Farmers National Bank of Canfield, both headquartered in Canfield, OH. As outlined in the attached press release, our bank will merge with and become part of The Farmers National Bank of Canfield franchise.

The combined bank will have 66 locations throughout Pennsylvania and Ohio, including our 19 locations, and will have total assets of approximately $5.2 billion. The board of directors and I did not come to the decision to merge quickly or easily. After careful deliberation, we decided that partnering with Farmers National Banc Corp. provided the best value and opportunity for our shareholders, customers, employees, communities and other constituencies.

This merger provides scale in an increasingly competitive business environment. With this partnership, we now have the opportunity to provide our current and prospective banking customers with a wider array of financial service offerings including wealth management, trust, insurance, private banking and larger commercial lending relationships among other opportunities. Joining forces with a similarly cultured and situated regional bank will afford us the prospect of continuing to provide our brand of community banking.

The merger will also provide additional development opportunities for our staff given the expanded resources of the combined bank, different professional prospects and more robust training and education platforms.

The expansion is a natural progression for our current franchise and is clearly in line with our strategic goals to profitably grow our bank, create value and provide superior service to western Pennsylvania communities. While we had looked to continue to grow organically and through our own acquisitions, the chance to partner with a regional bank with a similar history of success and growth was compelling.

As noted in the press release, I will remain with the combined bank as Senior Vice President – Pennsylvania Market President, we will have one of our other board members join the board of Farmers National Banc Corp. and a regional advisory board comprising our remaining board members will be established.

A Subsidiary of Emclaire Financial Corp

As part of the merger, we will look to eliminate customer impact and minimize apparent job loss or displacement. Please note the following:

•	Our current branch banking team and offices will remain intact under the leadership of Aubery Guzzo. There will be no job losses in the branch banking offices as a result of this merger.

•

Our current commercial lending team will remain intact under the leadership of Bob Vernick. We are looking to keep the commercial lending group in place and even expand this team in connection with the merger.

•

Farmers National Banc Corp. is a growing financial institution with a number of business lines and with continued staffing needs that will be evident to support such expansion; our employees will have the chance to pursue potential openings in light of this growth.

•	Any displaced employees will receive severance commensurate with their years of service and potential stay bonuses based on needs through system conversion target dates.

From now through the close of this acquisition, which is expected to occur in the second half of 2022, key people in our organization and employees of Farmers National Bank of Canfield will be working together to ensure a smooth transition of service to our customers. The board and management appreciate the importance and diligence required for these efforts and look forward to your assistance, support and dedication to ensure the success of this important combination.

Please join me in supporting the staff and conversion efforts of Farmers National Bank of Canfield. I am truly looking forward to working with them.

This is an extremely positive event for both banks, and it is a privilege for us to have the opportunity to be partnering with a bank with such a rich history of success. We also believe we have the advantage of sharing the same name.

As always, please don’t hesitate to contact me should you have any questions or require additional information.

Cc	Board of Directors

Emclaire Financial Corp

The Farmers National Bank of Emlenton

Important Additional Information About the Merger.

In connection with the Merger, Farmers will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Emclaire and a prospectus of Farmers, as well as other relevant documents concerning the proposed transaction. The Merger Agreement should not be read alone, but should be read in conjunction with the other information regarding Farmers, Emclaire, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4.

A Subsidiary of Emclaire Financial Corp

SHAREHOLDERS OF EMCLAIRE AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FARMERS, EMCLAIRE, THE MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE MERGER, AND THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents filed with the SEC by Emclaire through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Emclaire will be available free of charge on the website maintained by the SEC or by Emclaire at www.emclairefinaincal.com or may be obtained from Emclaire by written request to Emclaire Financial Corp., 612 Main Street, Emlenton, Pennsylvania 16373, Attention: Jennifer A. Poulsen, Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of Farmers and Emclaire and other persons may be deemed to be participants in the solicitation of proxies from Emclaire shareholders with respect to the Merger. Information regarding the directors and executive officers of Emclaire is available in its Form 10-K filed with the SEC on March 16, 2022 and other documents filed by Emclaire with the SEC. Information regarding the directors of Farmers is available in its proxy statement filed with the SEC on March 17, 2022 in connection with its 2022 Annual Meeting of Shareholders and information regarding the executive officers of Farmers is available in its Form 10-K filed with the SEC on March 9, 2022. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus to be included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of historical fact, but rather statements based on Emclaire’s current expectations, beliefs and assumptions regarding the future of Emclaire’s business, future plans and strategies, projections, anticipated events and trends, its intended results and future performance, the economy and other future conditions. Forward-looking statements are preceded by terms such as “will,” “would,” “should,” “could,” “may,” “expect,” “estimate,” “believe,” “anticipate,” “intend,” “plan” “project,” or variations of these words, or similar expressions.

A Subsidiary of Emclaire Financial Corp

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Emclaire’s control. Numerous uncertainties, risks, and changes could cause or contribute to Emclaire’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because required regulatory approvals, shareholder approval or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; Farmers’ failure to integrate Emclaire and Emlenton Bank in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where Emclaire conducts business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, Emclaire’s organization and employees, and Emclaire’s customers and suppliers and their business operations and financial condition, including Emclaire’s customers’ ability to repay loans; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where Emclaire conducts business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in Emclaire’s filings with the SEC including Emclaire’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the SEC’s website at www.sec.gov and may be obtained without charge from Emclaire by written request to Emclaire Financial Corp., 612 Main Street, Emlenton, Pennsylvania 16373, Attention: Jennifer A. Poulsen, Secretary.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by Emclaire or on Emclaire’s behalf. Forward-looking statements speak only as of the date made, and Emclaire assumes no duty and does not undertake to update forward-looking statements.

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